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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            OHIO NATIONAL FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            OHIO NATIONAL FUND, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 237
                                                           Cincinnati, Ohio
                                                           45201-0237
                                                           Telephone:
Ohio National Fund(SM)                                       513-794-6100

March 2, 1999

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from your Ohio National Fund Board of Directors regarding proposals related to five of the Fund's portfolios. A special shareholders meeting will be held on April 5 to seek your approval of new subadvisory agreements for these portfolios:

                                 International
                               Global Contrarian
                                Growth & Income
                                Small Cap Growth
                                    Stellar

At the same time we will be asking you to approve changes to the investment policies for the International, Global Contrarian and Stellar portfolios. An increase in the investment advisory fee for the Global Contrarian portfolio is also on the agenda.

Your Board of Directors believes that each of the proposals is in your best interests. We recommend that you vote FOR each proposal affecting your portfolios.

Although you are not a Fund shareholder, it is your right to instruct us how to vote the Fund shares attributed to your variable contract.

Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. Your instructions are important! As always, we thank you for your confidence and support.

Sincerely,

/s/JOHN J. PALMER
-----------------
John J. Palmer
President

[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------

                            INTERNATIONAL PORTFOLIO
                          GLOBAL CONTRARIAN PORTFOLIO
                           GROWTH & INCOME PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                               STELLAR PORTFOLIO

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                                                   April 5, 1999

     A special meeting of the shareholders of the International, Global Contrarian, Growth & Income, Small Cap Growth and Stellar Portfolios of Ohio National Fund, Inc. will be held at the Fund's office at One Financial Way in Montgomery, Ohio. The meeting will begin at 10:00 a.m. eastern time on April 5, 1999. The reason for the meeting is for you to act on these proposals:

          1. To approve new subadvisory agreements as follows:

             a. For the International and Global Contrarian Portfolios with Federated Global Investment Management Corp.

             b. For the Growth & Income and Small Cap Growth Portfolios with Robertson Stephens Investment Management, L.P.

             c. For the Stellar Portfolio with Firstar Investment Research & Management Company, L.L.C.

          2. To approve certain changes in the fundamental investment policies for the International, Global Contrarian and Stellar Portfolios.

          3. To approve an increase in the investment advisory fee for the Global Contrarian Portfolio

          4. To transact any other business that may properly come before the meeting.

     You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of any of these portfolios at the close of business on December 31, 1998.

     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (THE FUND'S MANAGEMENT AND BOARD OF DIRECTORS) RECOMMEND THAT YOU VOTE FOR THE PROPOSALS.

                                        /s/RONALD L. BENEDICT
                                        ---------------------
                                        Ronald L. Benedict
                                        Secretary

March 2, 1999

                            OHIO NATIONAL FUND, INC.
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242

                                PROXY STATEMENT

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                            INTERNATIONAL PORTFOLIO
                          GLOBAL CONTRARIAN PORTFOLIO
                           GROWTH & INCOME PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                               STELLAR PORTFOLIO

                                 April 5, 1999

     We (the management and Board of Directors of Ohio National Fund, Inc.) are soliciting proxies for a special meeting of the shareholders of these five portfolios. The meeting will be held at 10:00 a.m. eastern time on April 5, 1999. We are sending you this proxy statement and its enclosures if you are a shareholder of one of the portfolios or if you have a variable contract with values allocated to one of the portfolios. We are mailing the statement on or about March 2, 1999. Each shareholder of record as of the close of business on December 31, 1998 is entitled to one vote for each share owned at that time.

     You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposals. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting.

     The Fund will pay the printing, mailing and legal costs for soliciting the proxies. The investment adviser, Ohio National Investments, Inc. (the "Adviser") will pay all other costs. Subadvisers may reimburse the Fund and the Adviser for some or all of the proxy solicitation expenses related to portfolios that they manage. Employees of the Fund and the Adviser will not get any extra compensation for soliciting proxies.

     As of December 31, 1998, 100% of the issued and outstanding shares of the five portfolios were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (together called "Ohio National Life"). These shares were allocated to Ohio National Life's separate accounts as follows:

INTERNATIONAL PORTFOLIO

     ONLI Variable Account A.............................     3,802,676
     ONLI Variable Account B.............................     2,187,809
     ONLI Variable Account C.............................     3,493,877
     ONLI Variable Account D.............................       112,432
     ONLAC Variable Account R............................     1,312,066
                                                             ----------
          Total International Portfolio Shares...........    10,908,860

GLOBAL CONTRARIAN PORTFOLIO

     ONLI Variable Account A.............................       500,585
     ONLI Variable Account B.............................       400,838
     ONLI Variable Account C.............................       734,601
     ONLI Variable Account D.............................        16,098
     ONLAC Variable Account R............................       190,156
                                                             ----------
          Total Global Contrarian Portfolio Shares.......     1,842,278

GROWTH & INCOME PORTFOLIO

     ONLI Variable Account A.............................     1,420,106
     ONLI Variable Account B.............................       521,128
     ONLI Variable Account C.............................     1,340,047
     ONLI Variable Account D.............................        75,071
     ONLAC Variable Account R............................       412,451
                                                             ----------
          Total Growth & Income Portfolio Shares.........     3,768,803

SMALL CAP GROWTH PORTFOLIO

     ONLI Variable Account A.............................        16,909
     ONLI Variable Account C.............................       200,100
                                                             ----------
          Total Small Cap Growth Portfolio Shares........       217,009

STELLAR PORTFOLIO

     ONLI Variable Account A.............................       127,465
     ONLI Variable Account C.............................       213,978
                                                             ----------
          Total Stellar Portfolio Shares.................       341,443

                              SUMMARY OF PROPOSALS

     The purpose of the special meeting is for you to vote on these proposals related to your portfolios:

INTERNATIONAL PORTFOLIO

     1. We have approved a new Subadvisory Agreement between the Adviser and Federated Global Investment Management Corp. ("FGIM") and we are now asking you to approve the agreement.

     2. We have approved certain changes in the portfolio's fundamental investment policies and restrictions and we are now asking you to approve those changes.

GLOBAL CONTRARIAN PORTFOLIO

     1. We have approved a new Subadvisory Agreement between the Adviser and Federated Global Investment Management Corp. ("FGIM") and we are now asking you to approve the new agreement.

     2. We have approved a change in the portfolio's fundamental investment policies and we are now asking you to approve that change.

     3. We have approved an increase in the investment advisory fee and we are now asking you to approve the new fee.

GROWTH & INCOME PORTFOLIO

     We have approved a new Subadvisory Agreement between the Adviser and Robertson Stephens Investment Management, L.P. ("RSIM") and we are now asking you to approve the new agreement.

SMALL CAP GROWTH PORTFOLIO

     We have approved a new Subadvisory Agreement between the Adviser and Robertson Stephens Investment Management, L.P. ("RSIM") and we are now asking you to approve the new agreement.

STELLAR PORTFOLIO

     1. We have approved a new Subadvisory Agreement between the Adviser and Firstar Investment Research & Management Company, LLC ("FIRMCO") and we are now asking you to approve the new agreement.

     2. We have approved certain changes in the portfolio's fundamental investment policies and we are now asking you to approve those changes.

     A majority vote of the eligible shareholders of each of the portfolios affected by an issue is required for that issue to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least:

        - 67% of the shares represented at a meeting (by proxy or in person) where more than half of the outstanding shares are represented, or

        - More than half of all the outstanding shares.

WE RECOMMEND THAT YOU APPROVE THESE PROPOSALS.

                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly recommends an investment program consistent with the Fund's investment policies. Once the Board of Directors approves an investment program, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Firstar Bank, N.A. (Cincinnati, Ohio), which serves as custodian, and American Data Services, Inc. (Hauppauge, New York) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel.

     The Adviser is the investment adviser to the following portfolios of the Fund (assets shown as of December 31, 1998):

     Equity.......................................    $301,502,088
     Money Market.................................      44,416,893
     Bond.........................................      28,496,639
     Omni.........................................     216,413,398
     International................................     143,086,292
     Capital Appreciation.........................      76,915,652
     Small Cap....................................      76,419,779
     Global Contrarian............................      19,881,023
     Aggressive Growth............................      26,611,506
     Core Growth..................................      11,923,888
     Growth & Income..............................      54,310,896
     S&P 500 Index................................      96,393,000
     Social Awareness.............................       6,646,823
     Strategic Income.............................       4,029,750
     Stellar......................................       3,613,461
     Relative Value...............................      10,021,424
     Small Cap Growth.............................       2,279,536
     High Income Bond.............................      10,491,455
     Equity Income................................       2,228,912
     Blue Chip....................................       2,941,456

     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform it duties under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The address of the Adviser, Ohio National Life and the Fund is One Financial Way, Montgomery, Ohio 45242.

     The president of the Adviser is Joseph P. Brom. The Adviser's directors are Mr. Brom, Michael A. Boedeker, Michael D. Stohler and Stephen T. Williams. Messrs. Brom, Boedeker, Stohler and Williams are principally employed as investment officers of ONLI. Messrs. Brom, Boedeker and Williams are also vice presidents of the Fund. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.

     The Investment Advisory Agreement and Service Agreement were both entered into as of May 1, 1996.

     As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

        - for the Money Market Portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

        - for each of the International, Global Contrarian, Relative Value, Small Cap Growth and Blue Chip Portfolios, 0.90% of each Portfolio's daily net assets;

        - for each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's average daily net assets;

        - for the Core Growth Portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;

        - for the Growth & Income Portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;

        - for the S&P 500 Index Portfolio, 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

        - for the Stellar Portfolio, 1.00% of that Portfolio's average daily net assets, and

        - for each of the High Income Bond and Equity Income Portfolios, 0.75% of each Portfolio's average daily net assets.

     However, as to the Money Market Portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%, and as to the International Portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%.

     During 1998, the Adviser received $6,567,012 in fees from the Fund.

     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Stellar, Relative Value, Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with sub-advisers, to manage the investment and reinvestment of those Portfolios' assets, subject to supervision by the Adviser. As compensation for their sub-advisory services the Adviser pays:

     - Federated Global Investment Management Corp. ("FGIM") fees at the annual rate of

        - 0.45% of the first $200 million, and 0.40% of average daily net assets in excess of $200 million of the International Portfolio, and

        - 0.75% of the first $100 million, and 0.65% of average daily net assets in excess of $100 million of the Global Contrarian Portfolio;

     - T. Rowe Price Associates, Inc. a fee at the annual rate of 0.50% of the average daily net assets of the Capital Appreciation Portfolio;

     - Founders Asset Management LLC a fee at the annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% of the next $150 million, and 0.40% of average daily net assets in excess of $300 million of the Small Cap Portfolio;

     - Strong Capital Management, Inc. a fee at the annual rate of 0.55% of the first $50 million, and 0.45% of average daily net assets in excess of $50 million of the Aggressive Growth Portfolio;

     - Pilgrim Baxter & Associates, Ltd. a fee at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio;

     - Robertson Stephens Investment Management, L.P. ("RSIM") fees at the annual rate of

        - 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and

        - 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million in the Small Cap Growth Portfolio.

     - Firstar Bank, N.A. ("Firstar") fees at the annual rate of

        - 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio;

        - 0.75% of the first $50 million and 0.70% of average daily net assets in excess of $50 million of the Stellar Portfolio, and

        - 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio, and

     - Federated Investment Counseling fees at the annual rate of

        - 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond Portfolio, and

        - 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip Portfolios.

     The Board of Directors and shareholders of each portfolio initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates listed below:

                                                                   BOARD OF
                                                                   DIRECTORS    SHAREHOLDERS
                                                                   ---------    ------------
     Equity......................................................   1-24-96       3-28-96
     Money Market................................................   1-24-96       3-28-96
     Bond........................................................   1-24-96       3-28-96
     Omni........................................................   1-24-96       3-28-96
     International...............................................   1-24-96       3-28-96
     Capital Appreciation........................................   1-24-96       3-28-96
     Small Cap (Investment Advisory and Service).................   1-24-96       3-28-96
     Small Cap (Sub-Advisory)....................................  11-19-97       2-17-98
     Global Contrarian...........................................   1-24-96       3-28-96
     Aggressive Growth...........................................   1-24-96       3-28-96
     Core Growth.................................................   8-22-96       1-02-97
     Growth & Income (Investment Advisory and Service)...........   8-22-96       1-02-97
     Growth & Income (Sub-Advisory)..............................   8-27-97       9-26-97
     S&P 500 Index...............................................   8-22-96       1-02-97
     Social Awareness............................................   8-22-96       1-02-97
     Strategic Income............................................   8-22-96       1-02-97
     Stellar.....................................................   8-22-96       1-02-97
     Relative Value..............................................   8-22-96       1-02-97
     Small Cap Growth............................................   2-11-98       4-30-98
     High Income Bond............................................   2-11-98       4-30-98
     Equity Income...............................................   2-11-98       4-30-98
     Blue Chip...................................................   2-11-98       4-30-98

     These agreements will continue in force from year to year if they are approved at least annually by (a) a majority of the Fund's directors who are not parties to the agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by

(b) a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

     The Investment Advisory, Service and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, if we give 60 days' written notice to the Adviser or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. An Agreement will automatically terminate if it is assigned.

     In addition to being the investment adviser to the Fund, the Adviser is also the investment adviser to ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"). Dow Target did not begin business until January 1999. ONE Fund presently consists of the following portfolios:

ONE FUND PORTFOLIO                                NET ASSETS (12/31/98)
------------------                                ---------------------
     Money Market.............................         $18,048,418
     Tax-Free Income..........................           7,398,507
     Income...................................           6,660,793
     Income & Growth..........................          13,721,726
     Growth...................................          11,060,819
     Small Cap................................           4,203,019
     International............................          10,142,387
     Global Contrarian........................           3,506,690
     Core Growth..............................           4,529,488

     As compensation for its services to ONE Fund, the Adviser receives from ONE Fund fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Income, Income & Growth and Growth Portfolios, the fee is at an annual rate of 0.50% of the first $100 million of the average daily net assets in each portfolio, 0.40% of the next $150 million, and 0.30% of the average daily net assets in each portfolio over $250 million;

        - as to the Money Market Portfolio, the fee is at an annual rate of 0.30% of the first $100 million, 0.25% of the next $150 million, and 0.20% of the average daily net assets over $250 million;

        - for the Tax-Free Income Portfolio, the fee is at an annual rate of 0.60% of the first $100 million, 0.50% of the next $150 million, and 0.40% of the average daily net assets over $250 million;

        - for the Small Cap Portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of the average daily net assets over $250 million;

        - for each of the International and Global Contrarian Portfolios, the fee is at the annual rate of 0.90% of the average daily net assets in each portfolio;

        - for the Core Growth Portfolio, the fee is at an annual rate of 0.95% of the first $150 million, and 0.80% of the average daily net assets over $150 million.

     However, the Adviser is presently voluntarily waiving 0.15% of its fees in connection with the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios of ONE Fund.

     During 1998, the Adviser received $348,357 in fees from ONE Fund.

     As compensation for its services to Dow Target, the Adviser receives from Dow Target a fee at an annual rate of 0.60% of the average daily net assets of Dow Target during the month for which the fee is paid. Dow Target first began business in January, 1999.

                       INTERNATIONAL PORTFOLIO PROPOSALS

NEW SUBADVISORY AGREEMENT

     From the portfolio's inception in 1993 until December 31, 1998, Societe Generale Asset Management Corp. ("SGAM") was the portfolio's subadviser. However, because of the purchase of SGAM by a competitor of Ohio National Life, we believe that SGAM should no longer serve as subadviser. At a special meeting on December 9, 1998, the Board of Directors voted unanimously to terminate the subadvisory agreement with SGAM as of the close of business on December 31, 1998. At that same meeting, the Board of Directors voted unanimously to approve a new subadvisory agreement with FGIM (the "FGIM Agreement") to take effect on January 1, 1999. By its terms, the FGIM Agreement will only continue in effect for this portfolio for more than 120 days if it is approved by your vote. If you do not approve the FGIM Agreement, the Adviser would need to take over management of the portfolio or we would need to find another subadviser.

     Before selecting and recommending FGIM, we researched and received competitive bids from several leading investment advisers specializing in foreign securities. We selected FGIM because of the strength and experience of its professional and support staff, the investment performance of international mutual funds managed by FGIM, and its low subadvisory fees.

     The FGIM Agreement provides for substantially lower subadvisory fees for this portfolio than the fees the Adviser paid SGAM. Under the Investment Advisory Agreement, the Adviser is entitled to receive from the portfolio a fee at the annual rate of 0.90% of the portfolio's average daily net assets. From this source of income, the Adviser paid SGAM a fee at the annual rate of 0.65% of the average daily net assets of the portfolio. Under the FGIM Agreement, the Adviser pays FGIM at the annual rate of 0.45% of the first $200 million, and 0.40% of any average daily net assets in excess of $200 million. (The portfolio's total net assets are presently less than $200 million.) Because of this substantial savings, the Adviser is voluntarily waiving 0.05% of its 0.90% fee for the portfolio.

     Other than the FGIM Agreement's lower rate for the subadvisory fee, the FGIM Agreement is substantially the same as the SGAM Agreement. A copy of the FGIM Agreement is attached to this proxy statement as Exhibit A.

     FGIM has been managing the portfolio under the terms of the FGIM Agreement since January 1, 1999. If the FGIM Agreement is approved by your vote, it will remain in effect until January 1, 2001. It will only continue in effect after that if it is approved at least annually by (a) the vote, cast in person at a meeting called for that purpose, of a majority of those directors who are not "interested persons" of the Fund or the Adviser (these are called the "independent directors") and also (b) the vote of either a majority of all the directors or the vote of a majority of the portfolio's shareholders.

     FGIM is located at 175 Water Street in New York, NY. It is affiliated with Federated Investors, Inc. located at 1001 Liberty Avenue, Pittsburgh, PA. Federated Investors, Inc. is one of the leading mutual fund advisory firms. It formed FGIM in 1995 for the purpose of managing mutual funds and other pooled investment accounts consisting primarily of foreign securities. FGIM presently manages more than $1.5 billion of international assets. Its portfolio managers have an average of 19 years each of investment experience.

     The portfolio managers of this portfolio under the FGIM Agreement are Drew
J. Collins and Henry A. Frantzen.

     Drew Collins is a senior vice president of FGIM. He has directed portfolio management and investment research for FGIM since its establishment in 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.

     Henry Frantzen is the chief investment officer, international, of FGIM. He joined FGIM as its executive vice president when it was established in 1995. For four years prior to that, he served as chief investment officer of international securities at Brown Brothers Harriman & Co. and for three years before that he was the executive vice president and director of equities at Oppenheimer Management Corporation. He is a financial analyst fellow.

     We recommend that you vote to approve the FGIM Agreement.

INVESTMENT POLICIES

     FGIM intends to manage the International Portfolio in a style similar to that of the Federated International Equity Fund and Federated International Equity Fund II. These funds, which are also managed by Drew Collins and Henry Frantzen, have experienced excellent net total returns over the last one- and three-year periods in comparison with other funds in Lipper's "international equity" category of mutual funds. Lipper has ranked both of the Federated funds among the top 10% in their respective categories for these periods. We cannot be assured that the portfolio will duplicate the performance of the Federated International Equity Funds. Past performance does not predict future performance.

     In order to increase investment flexibility and more closely align the portfolio with the investment style of the Federated International Equity Funds, we have approved certain changes in the portfolio's fundamental investment policies and restrictions. The proposed new investment policies and restrictions mirror those now in effect for the Federated International Equity Funds. These changes must also be approved by your vote.

     The investment objective of the portfolio is presently defined as "long-term capital growth by investing primarily in common stocks of foreign companies." We recommend that this be changed to "total return on assets by investing primarily in securities of foreign companies."

     The investment restrictions following this paragraph have, until now, been included among the fundamental policies of the portfolio. That means they can only be changed if approved by your vote. We recommend that certain of these restrictions be classified as "nonfundamental" policies. The Board can change nonfundamental policies without your approval. However, we will still have to notify you before any material change by the Board takes effect for a nonfundamental policy. Some of the proposed restrictions are less restrictive than the current ones. This reflects changes in federal law that no longer affords state regulators jurisdiction over the investment policies of mutual funds sold in interstate commerce and, in the case of new restriction #11 (which replaces current restriction #4), it also reflects a change in an SEC staff interpretation.

     The portfolio will not:

          1. invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities);

          2. purchase more than 10% of the outstanding voting securities of any one issuer;

          3. invest more than 25% of the value of its total assets in any one industry, except that the portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal;

          4. invest more than 10% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

          5. borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, the portfolio may pledge, mortgage or hypothecate up to 5% of its assets; (Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction.)

          6. purchase or sell commodities or commodity contracts except that the portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below;

          7. purchase or sell put or call options, except that the portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if the portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of the portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts.

          8. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities;

          9. purchase or sell real estate, except that the portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

          10. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements; no more than 10% of the portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

          11. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions;

          12. participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

          13. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase of the securities of closed-end investment companies if after the purchase: (i) the portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by the portfolio does not exceed 10% of the value of the total assets of the portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or
     (b) as part of a merger, consolidation or plan or reorganization.

     We recommend that you approve the following new fundamental policies for the International portfolio:

          1. The portfolio will not issue senior securities, except that the portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the portfolio's total assets, any such borrowings will be repaid before additional investments are made.

          2. The portfolio will not purchase securities if, as a result of such purchase, 25% or more of the portfolio's total assets would be invested in any one industry. However, the portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

          3. The portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

          4. The portfolio will not lend any of its assets, except the portfolio's securities, up to one-third of its total assets. This shall not prevent the portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

          5. The portfolio will not underwrite any issue of securities, except as the portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

          6. With respect to 75% of its total assets, the portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolio considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

          7. The portfolio will not purchase any securities on margin, but it may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

          8. The portfolio will not purchase or sell commodities, except that the portfolio may purchase and sell financial futures contracts and related options.

          The following new nonfundamental policies have been approved by the Board of Directors:

          9. The portfolio will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, the portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

          10. The portfolio will not sell securities short unless during the time the short position is open, the portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

          11. The portfolio will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for the settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.

     We recommend that you vote to approve the new investment policies.

                          GLOBAL CONTRARIAN PROPOSALS

NEW SUBADVISORY AGREEMENT

     From the portfolio's inception in 1995 until December 31, 1998, Societe Generale Asset Management Corp. ("SGAM") was the portfolio's subadviser. However, because of the purchase of SGAM by a competitor of Ohio National Life, we believe that SGAM should no long serve as subadviser. At a special meeting on December 9, 1998, the Board of Directors voted unanimously to terminate the subadvisory agreement with SGAM as of the close of business on December 31, 1998. At that same meeting, the Board of Directors voted unanimously to approve a new subadvisory agreement with FGIM (the "FGIM Agreement") to take effect on January 1, 1999. By its terms, the FGIM Agreement will only continue in effect for this portfolio for more than 120 days if it is approved by your vote. If you do not approve the FGIM Agreement, the Adviser would need to take over management of the portfolio or we would need to find another subadviser.

     Before selecting and recommending FGIM, we researched and received competitive bids from several leading investment advisers specializing in foreign securities. We selected FGIM because of the strength and experience of its professional and support staff, the investment performance of international small company mutual funds managed by FGIM, and our belief that you would prefer a portfolio primarily invested in equity securities of smaller foreign companies instead of a portfolio investing in undervalued securities of both foreign and U.S. domestic companies. (See "Investment Policies," below.)

     The subadvisory fee to be paid by the Adviser to FGIM under the FGIM Agreement is somewhat higher than the most recent subadvisory fee charged by SGAM. The SGAM subadvisory fee was at an annual rate of 0.65% of the average daily net assets of this portfolio. (Prior to February 1998, SGAM had been charging a rate of 0.75%). Under the FGIM Agreement, FGIM will charge the Adviser at an annual rate of 0.75% of the first $100 million, and 0.65% of the portfolio's average daily net assets in excess of $100 million. (The portfolio's total net assets are presently less than $100 million.) The reasons for the increased fee are that (a) this portfolio is still relatively small in assets as compared to the International Portfolio and (b) the proposed new investment policies call for the portfolio to invest primarily in foreign small companies. Generally, a higher level of investment management effort is required for these types of investments.

     The subadvisory fee is paid entirely by the Adviser and does not directly affect the portfolio's expenses. However, because of the increased rate for the subadvisory fee as to the first $100 million of the portfolio's assets, we have agreed to increase the investment advisory fee for the first $100 million of the portfolio's average daily net assets. (See "Investment Advisory Fee," below.)

     Other than the subadvisory fee, the FGIM Agreement is substantially the same as the SGAM Agreement. In the FGIM Agreement, this portfolio is called the "International Small Company portfolio." After you approve these proposals, we will then change the name of the Global Contrarian portfolio to the International Small Company portfolio. This new name will more accurately reflect the portfolio's investment policies. A copy of the FGIM Agreement is attached to this proxy statement as Exhibit A.

     FGIM has been managing the portfolio under the terms of the FGIM Agreement since January 1, 1999. If the FGIM Agreement is approved by your vote, it will remain in effect until January 1, 2001. It will only continue in effect after that if it is approved at least annually by (a) the vote, cast in person at a meeting called for that purpose, of a majority of the independent directors and also (b) the vote of either a majority of all the directors or the vote of a majority of the portfolio's shareholders.

     FGIM is located at 175 Water Street in New York, NY. It is affiliated with Federated Investors, Inc. located at 1001 Liberty Avenue, Pittsburgh, PA. Federated Investors, Inc. is one of the leading mutual fund advisory firms. It formed FGIM in 1995 for the purpose of managing mutual funds and other pooled investment accounts consisting primarily of foreign securities. FGIM presently manages more than $1.5 billion of international assets. Its portfolio managers have an average of 19 years each of investment experience.

     The portfolio managers, of this portfolio under the FGIM Agreement are Tracy P. Stouffer and Drew J. Collins.

     Tracy Stouffer is a vice president of FGIM. She has been a portfolio manager of international mutual funds for FGIM since 1995. For seven years before that she was vice president and portfolio manager of international equity funds at Clariden Asset Management. Ms. Stouffer is a chartered financial analyst with a bachelor's degree from Cornell University and a master of business administration degree in marketing from the University of Western Ontario.

     Drew Collins is a senior vice president of FGIM. He has directed portfolio management and investment research for FGIM since its establishment in 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.

     We recommend that you vote to approve the FGIM Agreement.

INVESTMENT POLICIES

     FGIM intends to manage the portfolio in a style similar to that of the Federated International Small Company Fund, which is also managed by Ms. Stouffer and Mr. Collins. Since its beginning in February, 1996, this Federated fund has consistently experienced a higher total return than either of its benchmarks, the Financial Times/Standard & Poor's -- Actuaries World, ex - U.S., Medium and Small Cap Index and the Lipper International Small Company Average. We cannot be assured that the portfolio will duplicate the performance of the Federated International Small Company Fund. Past performance does not predict future performance.

     To more closely align this portfolio with the investment style of the Federated International Small Company Fund, we have approved a change in the portfolio's fundamental investment policies. This change must also be approved by your vote.

     The investment objective of the portfolio is presently defined as "long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor." We recommend that this be changed to "long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less."

     The portfolio is presently classed as "global." This means that, while at least 25% of its assets will normally be invested in foreign securities, the rest of its assets can be invested in U.S. domestic securities. With the change in policy, the portfolio will be invested primarily in foreign securities; that is, at least 65% (and normally substantially all) of its assets will be invested in foreign companies.

     The portfolio's investment policy presently calls for the portfolio manager to seek securities perceived to be undervalued or out of favor. This "contrarian" or "value" investment style will no longer be required if the change in investment policy is approved. The portfolio manager will then have the flexibility to seek growth-type securities as well as those considered value-type.

     The proposed new policy calls for the portfolio to invest primarily in small foreign companies, that is, those with market capitalizations less than $1.5 billion. This is intended to provide a complement to the International Portfolio, which invests primarily in larger foreign companies. As managed by SGAM, the foreign securities held in the Global Contrarian portfolio were mostly the same as those held in the International portfolio. The result was a diminished degree of diversification if you invested in both portfolios. With the new policy, there will be very little overlap between the two portfolios.

     We believe you will be better served by approving the new policy for this portfolio. As discussed above, the new policy will provide for greater diversification of investments if you invest in both this portfolio and the International portfolio. In addition, a substantial domestic component is unnecessary for the portfolio. Ohio National Life's variable contracts now offer a broad selection of domestic portfolios. You may allocate part of your contract values among these to the extent you want to invest in U.S. markets of various kinds.

     We have also amended the nonfundamental investment restrictions and we are recommending changes to the fundamental restrictions for this portfolio. This will make the portfolio's investment restrictions the same as those of the International portfolio and other mutual funds managed by FGIM and its Federated affiliates.

     The portfolio's fundamental policies can only be changed if approved by your vote. The Board can change nonfundamental policies without your approval. However, we still have to notify you before any material change by the Board takes effect.

     The portfolio's fundamental investment restrictions are now as follows:

          1. invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities);

          2. purchase more than 10% of the outstanding voting securities of any one issuer;

          3. invest more than 25% of the value of its total assets in any one industry, except that the portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal;

          4. borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, the portfolio may pledge, mortgage or hypothecate up to 5% of its assets; (Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction.)

          5. purchase or sell commodities or commodity contracts except that the portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of its investment restrictions;

          6. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities;

          7. purchase or sell real estate, except that the portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

          8. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements; no more than 10% of the portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

          9. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase of the securities of closed-end investment companies if after the purchase: (i) the portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by the portfolio does not exceed 10% of the value of the total assets of the portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or
     (b) as part of a merger, consolidation or plan of reorganization.

     The portfolio's nonfundamental investment restrictions are now as follows:

          10. invest more than 15% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

          11. purchase or sell put or call options, except that the portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if the portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close it positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of the portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

          12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions;

          13. participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

     We recommend that you approve the following new fundamental policies for the Global Contrarian portfolio. (These are the same as the new policies for the International Portfolio):

          1. The portfolio will not issue senior securities, except that the portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets;

     provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the portfolio's total assets, any such borrowings will be repaid before additional investments are made.

          2. The portfolio will not purchase securities if, as a result of such purchase, 25% or more of the portfolio's total assets would be invested in any one industry. However, the portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

          3. The portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

          4. The portfolio will not lend any of its assets, except the portfolio's securities, up to one-third of its total assets. This shall not prevent the portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

          5. The portfolio will not underwrite any issue of securities, except as the portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

          6. With respect to 75% of its total assets, the portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolio considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

          7. The portfolio will not purchase any securities on margin, but it may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

          8. The portfolio will not purchase or sell commodities, except that the portfolio may purchase and sell financial futures contracts and related options.

     The following new nonfundamental policies have been approved by the Board of Directors:

          9. The portfolio will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, the portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

          10. The portfolio will not sell securities short unless during the time the short position is open, the portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

          11. The portfolio will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for the settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.

     We recommend that you vote to approve the new investment policies for this portfolio.

INVESTMENT ADVISORY FEE

     As indicated above, the subadvisory fee negotiated with FGIM for managing this portfolio is somewhat higher than the fee under the SGAM Agreement. As a result, we have approved an increase in the investment advisory fee from 0.90% to 1.00% of the first $100 million of the portfolio's average daily net assets. For those assets in excess of $100 million, the fee will remain at 0.90%. Presently, the portfolio's net assets are less than $100 million. The investment advisory fee is paid by the portfolio to the Adviser. It represents a major element of the portfolio's total operating expenses.

     We believe that the increased fee is justified because of the increased costs of managing a portfolio consisting of essentially all foreign securities and smaller issuing companies. We also believe that the increased fee is justified by the increase in types of investment options and diversification afforded by the new investment policy, plus the strength of the FGIM investment team.

     We recommend that you vote to approve this increase in the investment advisory fee.

           GROWTH & INCOME AND SMALL CAP GROWTH PORTFOLIOS PROPOSALS

     We have approved a new Subadvisory Agreement between the Adviser and Robertson Stephens Investment Management, L.P. ("RSIM"). The Board of Directors voted unanimously to approve this "New RSIM Agreement" on February 24, 1999. A copy of the New RSIM Agreement is attached to this proxy statement as Exhibit B.

     RSIM has managed the investment of these two portfolios since the inception of each portfolio. The New RSIM Agreement is identical in every respect to the current subadvisory agreements with RSIM except that the New RSIM Agreement's effective date will be the same day that members of senior management of RSIM conclude their purchase of RSIM from its parent, BankAmerica Corporation. The subadvisory fees under the New RSIM Agreement are identical to those under the existing agreements.

     The purchase of RSIM by its senior management is not expected to result in any change in the portfolio managers of these two portfolios, nor will it result in any other change in RSIM's management or operations. Until October 1, 1997, RSIM was an independent investment adviser. On that date, RSIM and its affiliates were purchased by BankAmerica Corporation. In a later merger, BankAmerica Corporation acquired other investment advisory firms and then agreed to sell RSIM. RSIM is located at 555 California Street, San Francisco, California.

     Although the New RSIM Agreement is identical to the existing subadvisory agreements with RSIM, you must vote to approve the new agreement because, under the 1940 Act, the change of control of RSIM automatically terminates the existing agreements. If you do not approve the New RSIM Agreement, the Adviser would need to take over management of the portfolio or we would need to find another subadviser.

     Being pleased with the services rendered by RSIM under the existing agreements, we recommend that these services be continued and that you vote to approve the New RSIM Agreement.

                               STELLAR PORTFOLIO

NEW SUBADVISORY AGREEMENT

     Since the inception of this portfolio in January 1997, Star Bank, N.A. ("Star") has been its subadviser. Star recently purchased Firstar Bank, N.A. ("old Firstar") and merged old Firstar into Star. As a consequence of integrating the business of the two banks, Star is adopting the name Firstar Bank, N.A. ("new Firstar"). An affiliate of old Firstar, Firstar Investment Research & Management Company, LLC ("FIRMCO") is the investment adviser to Firstar Funds, Inc., a family of mutual fund presently consisting of 18 funds offering a variety of investment objectives to institutional and individual investors. FIRMCO is located at 615 East Michigan Avenue, Milwaukee, Wisconsin.

     The Board of Directors, on February 24, 1999, unanimously approved a new subadvisory agreement for this portfolio. A copy of the new agreement (the "FIRMCO Agreement") is attached to this proxy statement as Exhibit C.

     The FIRMCO Agreement differs from the current subadvisory agreement (the "Star Agreement") in three significant respects:

        - FIRMCO will replace Star as the subadviser,

        - the subadvisory fee will be substantially lower under the FIRMCO Agreement than it has been under the Star Agreement, and

        - the FIRMCO Agreement reflects a new name for the portfolio (see "Investment Policies," below).

     In all other respects, the two agreements are identical. As presently constituted, this portfolio seeks a balance of five different types of investments. As a result of this complexity, the portfolio's investment advisory fee is a relatively high annual rate of 1.00% of average daily net assets. We have agreed that, if you approve both the FIRMCO Agreement and the proposed new investment policies, the Investment Advisory Agreement will be amended to reduce the portfolio's investment advisory fee from an annual rate of 1.00% to 0.85% of average daily net assets.

     By approving both the FIRMCO Agreement and the proposed new investment policies, you are also approving the reduction of the investment advisory fee from 1.00% to 0.85%. This fee reduction will only happen if you approve both proposals.

     From its investment advisory fee, the Adviser presently pays new Firstar a subadvisory fee at the annual rate of 0.75% of the first $50 million and 0.70% of average daily net assets of the portfolio in excess of $50 million. Under the FIRMCO Agreement, if approved by your vote, the Adviser will pay FIRMCO a subadvisory fee of 0.60% of the first $50 million and 0.55% of the portfolio's average daily net assets in excess of $50 million.

     The portfolio managers of this portfolio under the FIRMCO Agreement will be Marian Zentmyer and Walter Dewey.

     Marian Zentmyer has been chief equity investment officer, senior vice president and senior portfolio manager of FIRMCO since 1998. She became an equity fund manager in 1989 after having joined Firstar as a financial planning and research analyst seven years earlier. She was a financial planner with a brokerage firm for four years before that. Ms. Zentmyer is a chartered financial analyst. She has a bachelor's degree from Stanford University.

     Walter Dewey is vice president and senior portfolio manager of FIRMCO. He has been in various investment management positions with Firstar since 1986. For three years before that he was the senior financial analyst for a utility company. Mr. Dewey is a chartered financial analyst. He has a bachelor's degree from the University of Wisconsin.

     We recommend that you vote to approve the FIRMCO Agreement. If you do not, new Firstar would continue to be the subadviser.

INVESTMENT POLICIES

     FIRMCO intends to manage the portfolio in a style similar to that of the Firstar Funds' Growth & Income Fund which has been managed by FIRMCO since June 1993. Under FIRMCO's management, the Growth & Income Fund experienced total returns of 22.44% for the full year of 1998 and average annual returns of 22.34% for the five years ending December 31, 1998.

     To more closely align the Stellar portfolio with the investment style of the Growth & Income Fund, we have approved substantial changes in the portfolio's fundamental investment policies. These changes must also be approved by your vote.

     The investment objective of the portfolio is presently defined as "maximum total return by investing in domestic and foreign securities (equity and fixed income), real estate securities, precious metal securities and money market securities." We recommend that this be changed to "seeks both reasonable income and long-term capital appreciation."

     To obtain its present objective, Firstar has sought to invest about 15% to 25% of the portfolio's assets in each of five different market segments:

          (a) U.S. domestic stocks thought to be undervalued relative to the Standard & Poor's 500 Index,

          (b) U.S. domestic fixed income securities including investment grade corporate bonds and U.S. government securities,

          (c) stocks and bonds of foreign companies and foreign government securities,

          (d) real estate securities, and

          (e) precious metal securities and/or money market instruments.

     This market segmentation has resulted in a highly diversified portfolio. However, we believe that this does not serve most of you well because there is very little flexibility in the portfolio's segmentation. We believe that a portfolio patterned after the Growth & Income Fund of the Firstar Fund will meet many of the objectives you had when investing in the Stellar portfolio. In addition, Ohio National Life's variable contracts now offer a variety of other investment options enabling you to better match your investments to your own specific objectives.

     If you approve the new investment policy, FIRMCO will seek to meet the investment objective of "reasonable income" by investing in income-producing securities including dividend-paying stocks as well as fixed-income securities. Capital appreciation will be sought through investments in common stocks, particularly those of medium to large-sized domestic companies whose stock is paying dividends. No more than 25% of the portfolio will be invested in foreign securities.

     In the FIRMCO Agreement, the portfolio is called the "Firstar Growth & Income portfolio." After you approve the new investment policies, we will change the name of the Stellar portfolio to the Firstar Growth & Income portfolio to more accurately reflect its investment policies.

     If you approve the FIRMCO Agreement and the new investment policies, we expect to make them effective on or about May 1, 1999. We will then reduce the portfolio's investment advisory fee at that same time.

     We recommend that you vote to approve the new investment policies.

                                                                       EXHIBIT A

                             SUBADVISORY AGREEMENT

     This Subadvisory Agreement (this "Agreement") is entered into as of the first day of January, 1999, by and between Ohio National Investments, Inc., an Ohio corporation(the "Adviser") and FEDERATED GLOBAL RESEARCH CORP., a Delaware corporation ("FGR").

     WHEREAS, the Adviser has entered into advisory agreements dated May 1, 1996, (the "Advisory Agreements") with OHIO NATIONAL FUND, INC. and ONE FUND, INC., Maryland corporations (the "Companies"), pursuant to which the Adviser provides portfolio management services to the INTERNATIONAL PORTFOLIO, and INTERNATIONAL SMALL COMPANY PORTFOLIO (presently designated as the Global Contrarian Portfolio) of Ohio National Fund, Inc. and the INTERNATIONAL PORTFOLIO and GLOBAL CONTRARIAN PORTFOLIO of ONE Fund, Inc. (said Portfolios being referred to herein as the "Funds");

     WHEREAS, the Advisory Agreements provide that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreements to one or more subadvisers; and

     WHEREAS, the Adviser and the Boards of Directors (the "Board") of the Companies desire to retain FGR to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Adviser and FGR agree as follows:

     1. Appointment of Subadviser. The Adviser hereby appoints FGR as subadviser for each of the Funds and authorizes FGR, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds, instruments, financial contracts and other investment assets ("Securities") on behalf of the Funds. Subject to the supervision of the Adviser and the Board, FGR will manage the investment operations of the Funds and the composition of the Funds' respective portfolios, including the purchase, retention and disposition of, and exercise of all rights pertaining to, the Securities comprising the Funds. FGR may invest the Funds in such proportions of stocks, bonds, instruments, financial contracts, cash and other investment assets as FGR shall determine, and may dispose of Securities without regard to the length of time the Securities have been held, the resulting rate of portfolio turnover or any tax considerations, provided that all investments shall conform with:

          (a) the Funds' investment objectives, policies, limitations, procedures and guidelines set forth in the documents listed on Schedule 1 to this Agreement;

          (b) any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to FGR;

          (c) the provisions of Section 851 of the Internal Revenue Code ("IRC") applicable to "regulated investment companies";

          (d) the diversification requirements specified in Section 817(h) of the IRC, and the regulations thereunder; and

          (e) the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder applicable to the Funds.

     2. Representations and Warranties.

          (a) FGR hereby represents and warrants to the Adviser that: (i) it is a corporation duly formed and validly existing under the laws of Delaware,
     (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (iii) it is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business and (iv) it has furnished to the Adviser true and complete copies of all the documents listed on Schedule 2 to this Agreement.

          (b) The Adviser hereby represents and warrants to FGR that: (i) it is a corporation duly formed and validly existing under the laws of Ohio, (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (iii) it is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business and (iv) it has furnished to FGR true and complete copies of all the documents listed on Schedule 1 to this Agreement.

     3. Information and Reports.

          (a) The Adviser will promptly notify FGR of any material change in any of the documents listed on Schedule 1 to this Agreement and will provide FGR with copies of any such modified document. The Adviser will also provide FGR with a list, to the best of the Adviser's knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and will promptly update the list whenever the Adviser becomes aware of any additional affiliated persons.

          (b) FGR will maintain books and records relating to its management of the Funds under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. All such records pertaining to the Funds shall be the property of the Companies and FGR will permit the Adviser, the Companies and the SEC to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Prior to each Board meeting, FGR will provide the Adviser and the Board with reports regarding its management of the Funds during the interim period, in such form as may be mutually agreed upon by FGR and the Adviser. FGR will also provide the Adviser with any information regarding its management of the Fund required for any shareholder report, amended registration statement or prospectus supplement filed by the Company with the SEC.

     4. Conditions to Agreement. FGR's and the Adviser's obligations under this Agreement are subject to the satisfaction of the following conditions precedent:

          (a) Receipt by FGR of a certificate of an officer of each of the Companies stating that (i) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the directors, who are not interested persons of FGR or the Adviser, cast in person at a meeting of the Board called for the purpose of voting on such approval, and (ii) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the outstanding voting securities of each of the Funds;

          (b) Receipt by FGR of certified copies of instructions from the Companies to their custodian designating the persons specified by FGR as "Authorized Persons" under each Company's custody agreement;

          (c) The Companies' execution and delivery of limited powers of attorney in favor of FGR, in a form mutually agreeable to FGR, the Adviser and the Board;

          (d) Receipt by FGR of Board resolutions, certified by an officer of each Company, adopting all procedures and guidelines required by any exemptive order listed on Schedule 2 to this Agreement; and

          (e) Any other documents, certificates or other instruments that FGR or the Adviser may reasonable request from either Company.

     5. Compensation. For the services provided under this Agreement, the Adviser will pay to FGR a fee at an annual rate of 0.40% of the first $200 million and 0.35% of each of the International Portfolios' average daily net assets in excess of $200 million, and 0.75% of the first $100 million and 0.65% of the Global Contrarian and International Small Company Portfolios' average daily net assets in excess of $100 million. Such fees will accrue daily and will be paid monthly. If this Agreement is effective for only a portion of a month, the fees will be prorated for the portion of such month during which this Agreement is in effect.

     6. Allocation of Transactions and Brokerage.

          (a) To the extent consistent with applicable law, FGR may aggregate purchase or sell orders for each of the Funds with contemporaneous purchase or sell orders of the other Funds or of other clients of FGR or its affiliated persons. In such event, allocation of the Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by FGR in the manner FGR considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Funds and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

          (b) FGR will place purchase and sell orders for the Funds with or through such banks, brokers, dealers, futures commission merchants or other firms dealing in Securities ("Brokers") as it determines, which may include Brokers that are affiliated persons of FGR, provided such orders are exempt from the provisions of Section 17(a), (d) and (e) of the 1940 Act. FGR will use its best efforts to obtain execution of transactions for the Funds at prices which are advantageous to the Funds and at commission rates that are reasonable in relation to the services received. FGR may, however, select Brokers on the basis that they provide brokerage or research services or research products to the Funds and/or other advisory clients of FGR and its affiliated investment advisers as to which FGR and those affiliated investment advisers exercise investment discretion. In selecting Brokers, FGR may also consider the reliability, integrity and financial condition of the Broker, and the size of and difficulty in executing the order.

          (c) To the extent consistent with applicable law, and subject to review by the Board, FGR may pay a Broker an amount of commission for effecting a Securities transaction in excess of the amount of commission or dealer spread another Broker would have charged for effecting that transaction, if FGR determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or research services provided by such Broker to the Funds and/or other clients of FGR and its affiliated investment advisers as to which FGR and those affiliated investment advisers exercise investment discretion. This determination, with respect to brokerage and research services or research products, may be viewed in terms of either that particular transaction or the overall responsibilities which FGR and its affiliates have with respect to the Funds or their other clients as to which FGR and its affiliates exercise investment discretion, and may include services or products that FGR does not use in managing the Funds.

     7. Nonexclusive Agreement. The investment management services provided by FGR hereunder are not to be deemed to be exclusive, and FGR shall be free to render similar services to other advisers, investment companies, and other types of clients.

     8. Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of FGR, or of reckless disregard by FGR of its obligations and duties hereunder, FGR, shall not be subject to any liability to the Adviser, the Funds, the Companies, any shareholder of the Funds, or to any person, firm or organization. Subject to the above-stated standard of care, FGR shall be liable for any taxes or tax penalties incurred by a Fund for any failure of a Fund to qualify as a regulated investment company under Section 851 of the IRC as a result of FGR's management of the Funds. The Adviser, the Companies and the Funds are hereby expressly put on notice of the limitation of liability as set forth in the Certificate of Incorporation of FGR and each agrees that the obligations assumed by FGR pursuant to this Agreement will be limited in any case to FGR and its assets and the Adviser, the Companies and the Funds shall not seek satisfaction of any such obligations from the shareholders of FGR, the trustees of FGR, officers, employees or agents of FGR, or any of them.

     FGR shall have no liability for any investment losses incurred by the Funds or arising from transactions by the Funds prior to the effective date of this Agreement.

     The Adviser, the Companies and the Funds hereby acknowledge that FGR is not responsible for foreign custody registration or foreign custody.

     9. Pricing. The Adviser, the Companies and the Funds hereby acknowledge that FGR is not responsible for pricing portfolio Securities, and that the Adviser, the Companies, the Funds and FGR will rely on the pricing agent chosen by the Board for prices of Securities, for any purposes.

     10. Limited Power of Attorney. Subject to any other written instructions of the Adviser or the Companies, FGR is hereby appointed the Companies' agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as FGR shall be requested by brokers, dealers, counter parties and other persons in connection with its management of the Funds' assets. The Adviser and the Companies hereby ratify and confirm as good and effectual, at law or in equity, all that FGR and its officers and employees, may do in its capacity as attorney-in-fact. However, nothing herein shall be construed as imposing a duty on FGR to act or assume responsibility for any matters in its capacity as attorney-in-fact for the Companies. Any person, partnership, corporation or other legal entity dealing with FGR in its capacity as attorney-in-fact hereunder for the Companies is hereby expressly put on notice that FGR is acting solely in the capacity as an agent of the Companies and that any such person, partnership, corporation or other legal entity must look solely to the Companies for enforcement of any claim against the Companies as FGR assumes no personal liability whatsoever for obligations of the Companies entered into by FGR in its capacity as attorney-in-fact for the Companies. FGR agrees to provide the Adviser and the Companies with copies of any such agreements executed on behalf of the Companies.

     11. Term. This Agreement shall begin as of the date first above written and, provided that it shall have been approved by a majority vote of the voting securities of each of the Funds not more than one hundred and twenty days after the effective date hereof, this Agreement shall continue in effect for a period of two years from the date hereof and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by one or more of the Funds at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of one or more of the Funds, or by the Adviser or FGR at any time, without the payment of any penalty, on not more than 60 days' nor less that 30 days' written notice to the other party. This Agreement will terminate automatically as to any Fund in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Adviser's Advisory Agreement as to that Fund.

     12. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     13. Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Any terms defined in 1940 Act, and not otherwise defined in this Agreement, are used with the same meaning in this Agreement.

     14. Use of FGR's Name. FGR hereby agrees that the Adviser, the Companies, their affiliated broker-dealers and affiliated life insurance companies may use FGR's name and logo in advertising and marketing materials for the Companies and any variable insurance products through which one or more of the Funds may be offered as funding vehicles, provided, that FGR has reviewed and approved any such materials prior to their use.

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers to be effective as of the dates written below.

For Ohio NATIONAL INVESTMENTS, INC.:            For FEDERATED GLOBAL RESEARCH CORP.:

/s/ JOSEPH P. BROM                              /s/ HENRY FRANTZEN
--------------------------------------------    --------------------------------------------
Joseph P. Brom, President                       Henry Frantzen
                                                Chief Financial Officer, International

Date:                                           Date:

December 29, 1998                               December 28, 1998
--------------------------------------------    --------------------------------------------

Accepted and Agreed by                          Accepted and Agreed by
OHIO NATIONAL FUND, INC.:                       ONE FUND, INC.:

/s/ JOHN J. PALMER                              /s/ JOHN J. PALMER
--------------------------------------------    --------------------------------------------
John J. Palmer, President                       John J. Palmer, President

Date:                                           Date:

January 4, 1999                                 January 4, 1999
--------------------------------------------    --------------------------------------------

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

     This Agreement is made as of the twenty-sixth day of February, 1999 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and ROBERTSON STEPHENS INVESTMENT MANAGEMENT, L.P., a California limited partnership (the "Sub-Adviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to those portions of the assets of the Fund designated as the GROWTH & INCOME PORTFOLIO and the SMALL CAP GROWTH PORTFOLIO of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

     SECTION 1. Investment Advisory Services

          (a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Growth & Income and Small Cap Growth Portfolios that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolios"). The Fund is the owner of all cash, securities and other assets in the Portfolios, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub-Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolios with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolios.

          (b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolios shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolios shall also be subject to the due diligence oversight and direction of the Adviser.

          (c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility and discretion to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolios and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

          (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Sub-Adviser shall:

             (1) in its discretion, obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion therein;

             (2) formulate and implement a continuous investment program for the Portfolios consistent with the investment objectives and related investment policies and restrictions for each such Portfolio as set forth in the Prospectus; and

             (3) take such steps as it deems necessary, in its sole discretion, to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

          (e) In connection with the purchase and sale of securities of the Portfolios, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolios' custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolios. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolios' custodian.

          (f) In connection with the placement of orders for the execution of the Portfolios' securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolios as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolios shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

          (g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolios in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

          (h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

     SECTION 2. Expenses

          (a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

          (b) The Fund shall bear all expenses of the Portfolios' organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage, settlement charges and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolios, expenses of offering interests in the Portfolios for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolios' existence.

     SECTION 3. Use of Services of Others

     The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-

Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolios.

     SECTION 4. Sub-Advisory Fees

     In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rates of (a) 0.60% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Growth & Income Portfolio during the month preceding each payment, 0.55% of the next one hundred million dollars ($100,000,000), and 0.50% of the average daily net assets of the Growth & Income Portfolio in excess of two hundred million dollars ($200,000,000), and
(b) 0.64% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Small Cap Growth Portfolio during the month preceding each payment, 0.60% of the next one hundred million dollars ($100,000,000), and 0.55% of the average daily net assets of the Small Cap Growth Portfolio in excess of two hundred million dollars ($200,000,000) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of each Portfolio as of the close of business each day. The net market value of securities held short by each Portfolio shall be treated as a liability of the account and, together with the amount of any margin or other loans owed by the account, shall be subtracted in determining net market value. If this Agreement begins on a date other than the first day of a month or terminates on a date other than the last day of a month, the Sub-Advisory Fees payable with respect to either such month shall be prorated. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

     SECTION 5. Limitation of Liability of Sub-Adviser

          (a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, including, but not limited to, any error in judgment with respect to buying or selling securities for the Portfolios, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser's income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for any failure of a Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended as a result of the Sub-Adviser's management of that Portfolio.

          (b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolios, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment as such expenditures are incurred. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

          (c) The Sub-Adviser shall have no responsibility for and shall incur no liability to the Fund, any shareholder of the Fund or the Adviser relating to (1) the selection or establishment by the Fund of its investment objectives, fundamental policies and restrictions, (2) the Fund's registration or duty to register with any government or agency, (3) the administration of any plans, trusts or accounts investing through the Fund, or (4) the Fund's compliance with the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code except as otherwise specified in subsection (a) of this Section 5. The Adviser shall indemnify and defend the Sub-Adviser and its partners and employees and hold them harmless from and against any and all claims, losses, damages, liabilities and expenses, as they are incurred, by reason of any act or omission of the Adviser or any custodian, broker, agent or other party selected by the Adviser, except such as arise from the Sub-Adviser's breach of this contract or of the Sub-Adviser's fiduciary duty to the Adviser or the Fund.

     SECTION 6. Services to Other Clients and the Fund

          (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including other entities registered under the 1940 Act. This may create conflicts of interest with the Portfolio over the Sub-Adviser's time devoted to managing the Portfolios and the allocation of investment opportunities among accounts (including the Portfolios) managed by the Sub-Adviser. The Sub-Adviser shall use its best efforts to resolve all such conflicts in a manner that is generally fair to all of its clients without prejudice to the Portfolios. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolios shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser shall, to the extent practicable, allocate investment opportunities to the Portfolios over a period of time on a fair and equitable basis relative to its other clients. Nothing in this Agreement shall be deemed to obligate the Sub-Adviser to acquire for the Portfolios any security that the Sub-Adviser or its partners, employees or affiliated persons may acquire for its or their own accounts or for the account of any other client if, in the absolute discretion of the Sub-Adviser, it is not practical or desirable to acquire a position in that security for the Portfolios. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

          (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other customers of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution, beneficial timing of transactions or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers. The purchase or sale of securities for the Portfolios may, in many instances, be effected substantially simultaneously with the purchase or sale of like securities for the accounts of other clients of the Sub-Adviser and its affiliated persons. Such transactions may be made at slightly different prices due to the volume of securities purchased or sold. In that event, the average price of all securities purchased or sold in such transactions may be determined and the Portfolios may be charged or credited, as the case may be, the average transaction price.

          (c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

     SECTION 7. Reports to the Sub-Adviser

     The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

     SECTION 8. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of each Portfolio, at a meeting to take place not more than 120 days after the date above first written. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of each Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

     SECTION 9. Confidentiality

     Except as required by law, the Adviser agrees to maintain in strict confidence all investment advice and information furnished to the Adviser or the Fund by the Sub-Adviser.

     SECTION 10. Termination of Agreement; Assignment

          (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or, as to either Portfolio, by vote of a majority of the voting securities of that Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

          (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

          (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

     SECTION 11. Notices

          (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in a Portfolio's portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of a Portfolio; or (4) any change in control of the Sub-Adviser.

          (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

                            If to the Adviser:

                            Ohio National Investments, Inc.
                            P.O. Box 237
                            Cincinnati, Ohio 45201
                            Fax No. (513) 794-4645

                            With a copy to:

                            Joseph P. Brom, President
                            Ohio National Investments, Inc.
                            P.O. Box 237
                            Cincinnati, Ohio 45201

                            If to the Sub-Adviser:

                            David M. Elliott, Vice President
                            Robertson Stephens & Company
                            555 California Street
                            San Francisco, California 94104
                            Fax No. (415) 676-2574

                            With a copy to:

                            Dana K. Welch, Esq.
                            Robertson Stephens & Company
                            555 California Street
                            San Francisco, California 94104

     SECTION 12. Arbitration

     The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that any dispute between the parties arising out of, relating to, or in connection with, this Agreement, shall be resolved exclusively by arbitration to be conducted only in the county and state of the principal office of the Adviser at the time of such dispute in accordance with the rules of the American Arbitration Association ("AAA") applying the laws of Ohio. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in dispute resolution regarding the securities industry, that discovery shall not be permitted except as required by the rules of AAA, that the arbitration award shall not include factual findings or conclusions of law, and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or to seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered upon it in any court of competent jurisdiction in the county and state of the principal office of the Adviser at the time the award is rendered or as otherwise provided by law.

     SECTION 13. Delivery of Information

     The Adviser acknowledges that it has received the Sub-Adviser's brochure required to be delivered under the Advisers Act (including the information in Part II of the Sub-Adviser's Form ADV). If the Adviser received such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Adviser without penalty within five business days from the effective date. The Sub-Adviser agrees to deliver annually without charge the Sub-Adviser's brochure required by the Advisers Act and any and all amendments to its Form ADV whenever filed.

     SECTION 14. Use of Name

     The Sub-Adviser hereby agrees that the Adviser may use the Sub-Adviser's name and logo in its marketing or advertising materials, provided that the Sub-Adviser has reviewed and approved any such materials prior to their use.

     SECTION 15. Entire Agreement; Severability

     This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

     SECTION 16. No Third-Party Beneficiaries

     Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

     SECTION 17. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

     SECTION 18. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     SECTION 19. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                            OHIO NATIONAL INVESTMENTS, INC.

                            By: /s/ JOSEPH P. BROM
                               -------------------------------------------------
                               Joseph P. Brom, President

                            ROBERTSON STEPHENS INVESTMENT MANAGEMENT, L.P.

                            By: /s/ GEORGE R. HECHT
                               -------------------------------------------------
                               George R. Hecht, President

Accepted and Agreed:
OHIO NATIONAL FUND, INC.

By /s/ JOHN J. PALMER
    -------------------------------------------------------------
    John J. Palmer, President

                                                                       EXHIBIT C

                             SUB-ADVISORY AGREEMENT

     This Agreement is made as of the first day of May, 1999 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC (the "Sub-Adviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Sub-Adviser is authorized to engage in the business of providing investment advisory services to registered investment companies; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the FIRSTAR GROWTH & INCOME PORTFOLIO of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

     SECTION 1.  Investment Advisory Services

          (a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Firstar Growth & Income Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

          (b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

          (c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

          (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement continuous investment programs for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus; and (3) take any steps necessary to implement the aforementioned investment programs by placing orders for the purchase and sale of securities.

          (e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to securities of the Portfolio to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

          (f) In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

          (g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

          (h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

     SECTION 2.  Expenses

          (a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

          (b) The Fund shall bear all expenses of organizing and registering the Portfolio, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the existence of the Portfolio.

     SECTION 3.  Use of Services of Others

          The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

     SECTION 4.  Sub-Advisory Fee

          In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of 0.65% of the first fifty million dollars ($50,000,000) of the average daily net assets of the Portfolio during the month preceding each payment and 0.60% of the average daily net assets of the Portfolio in excess of fifty million dollars (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

     SECTION 5.  Limitation of Liability of Sub-Adviser

          (a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser's income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended as a result of the Sub-Adviser's management of the Portfolio.

          (b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

     SECTION 6.  Services to Other Clients and the Fund

          (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

          (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, with the consent of the Adviser and to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

          (c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

     SECTION 7.  Reports to the Sub-Adviser

          The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

     SECTION 8.  Term of Agreement

          Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

     SECTION 9.  Termination of Agreement; Assignment

          (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

          (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

          (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

     SECTION 10.  Notices

          (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in any of the Sub-Adviser's officers or portfolio managers; (2) the Sub-Adviser fails to be legally qualified as an investment adviser to investment companies or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any change in ownership or control of the Sub-Adviser.

          (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

                            If to the Adviser:

                            Ohio National Investments, Inc.
                            P.O. Box 237
                            Cincinnati, Ohio 45201
                            Fax No. (513) 794-4645

                            With a copy to:

                            Joseph P. Brom, President
                            Ohio National Investments, Inc.
                            P.O. Box 237
                            Cincinnati, Ohio 45201

                            If to the Sub-Adviser:

                            FIRMCO
                            615 East Michigan Street
                            Milwaukee, Wisconsin 53202

                            With a copy to:

                            Daniel B. Benhase
                            Executive Vice President
                            Firstar Corporation
                            777 East Wisconsin Avenue
                            Milwaukee, Wisconsin 53202

     SECTION 11.  Governing Law

          This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

     SECTION 12.  Applicable Provisions of Law

          The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     SECTION 13.  Counterparts

          This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By: /s/ JOSEPH P. BROM
                                            ------------------------------------
                                            Joseph P. Brom, President

                                          FIRSTAR INVESTMENT RESEARCH &
                                            MANAGEMENT COMPANY, LLC

                                          By: /s/ DANIEL B. BENHASE
                                            ------------------------------------
                                            Daniel B. Benhase
                                            Executive Vice President

Accepted and Agreed:

OHIO NATIONAL FUND, INC.

By: /s/ JOHN J. PALMER
    --------------------------------------------------------
    John J. Palmer, President

                              VOTING INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report. I (we) instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the special meeting of shareholders to be held on April 5, 1999, (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. These instructions relate to a solicitation by the Board of Directors.

--------------------------------------------------------------------------------

You may check one of these boxes instead of voting on each of the numbered items below:

          For      or       Against      or       Abstain on all the Board of Directors recommendations.
          [ ]               [ ]                   [ ]
-------------------------------------------------------------------------------------------------------------
 1.   a.  To approve the new Subadvisory Agreement with Federated Global Investment Management Corp.:
          For      or       Against      or       Abstain as to the International Portfolio
          [ ]               [ ]                   [ ]
          For      or       Against      or       Abstain as to the Global Contrarian Portfolio
          [ ]               [ ]                   [ ]

      b.  To approve the new Subadvisory Agreement with Robertson Stephens Investment Management, L.P.
          For      or       Against      or       Abstain as to the Growth & Income Portfolio
          [ ]               [ ]                   [ ]
          For      or       Against      or       Abstain as to the Small Cap Growth Portfolio
          [ ]               [ ]                   [ ]
      c.  To approve the new Subadvisory Agreement with Firstar Investment Research & Management Company,
          L.L.C. for the Stellar Portfolio
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]
 2.  To approve new fundamental investment policies:
      a.  For      or       Against      or       Abstain as to the International Portfolio
          [ ]               [ ]                   [ ]
      b.  For      or       Against      or       Abstain as to the Global Contrarian Portfolio
          [ ]               [ ]                   [ ]
      c.  For      or       Against      or       Abstain as to the Stellar Portfolio
          [ ]               [ ]                   [ ]
 3.  To approve the new investment advisory fee for the Global Contrarian Portfolio:
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]

Dated: ---------------------, 1999
                                                 ----------------------------------------------------------
                                                               Signature of Contract Owner(s)

     Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. Please return these voting instructions in the envelope provided.

                            OHIO NATIONAL FUND, INC.

                           PARTICIPANT'S INSTRUCTIONS

                        TO PLAN TRUSTEE OR ADMINISTRATOR

I request that you vote the Ohio National Fund, Inc. shares attributable to my interest in the variable contract at the special meeting of Fund shareholders to be held on April 5, 1999, as specified below. These instructions related to a solicitation by the Board of Directors.

--------------------------------------------------------------------------------

You may check one of these boxes instead of voting on each of the numbered items below:

          For      or       Against      or       Abstain on all the Board of Directors recommendations.
          [ ]               [ ]                   [ ]
-------------------------------------------------------------------------------------------------------------
 1.   a.  To approve the new Subadvisory Agreement with Federated Global Investment Management Corp.:
          For      or       Against      or       Abstain as to the International Portfolio
          [ ]               [ ]                   [ ]
          For      or       Against      or       Abstain as to the Global Contrarian Portfolio
          [ ]               [ ]                   [ ]
      b.  To approve the new Subadvisory Agreement with Robertson Stephens Investment Management, L.P.
          For      or       Against      or       Abstain as to the Growth & Income Portfolio
          [ ]               [ ]                   [ ]
          For      or       Against      or       Abstain as to the Small Cap Growth Portfolio
          [ ]               [ ]                   [ ]
      c.  To approve the new Subadvisory Agreement with Firstar Investment Research & Management Company,
          L.L.C. for the Stellar Portfolio
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]
 2.  To approve new fundamental investment policies:
      a.  For      or       Against      or       Abstain as to the International Portfolio
          [ ]               [ ]                   [ ]
      b.  For      or       Against      or       Abstain as to the Global Contrarian Portfolio
          [ ]               [ ]                   [ ]
      c.  For      or       Against      or       Abstain as to the Stellar Portfolio
          [ ]               [ ]                   [ ]
 3.  To approve the new investment advisory fee for the Global Contrarian Portfolio:
          For      or       Against      or       Abstain
          [ ]               [ ]                   [ ]

Dated: ---------------------, 1999
                                                 ----------------------------------------------------------
                                                                  Signature of Participant